INVESTMENTS IN EQUITY ACCOUNTED INVESTEES	12 Months Ended
Dec. 31, 2019
Interests In Other Entities [Abstract]
INVESTMENTS IN EQUITY ACCOUNTED INVESTEES
INVESTMENTS IN EQUITY ACCOUNTED INVESTEES

	Ownership Interest at December 31		Share of Profit (Loss) from Equity Investments		Investment in Equity Accounted Investees at December 31
			12 Months Ended December 31
($ millions)	2019	2018	2019	2018	2019	2018
Alliance	50%	50%	149	160	2,620	2,799
Aux Sable	42.7% - 50%	42.7% - 50%	51	102	426	480
Ruby(1)	-	-	120	118	1,273	1,648
Veresen Midstream	45%	45.3%	48	26	1,348	1,324
CKPC	50%	50%	(1)	—	171	—
Other	50% - 75%	50% - 75%	3	5	116	117
			370	411	5,954	6,368

(1)	Pembina owns a 50 percent convertible preferred interest in Ruby.
Investments in equity accounted investees include the unamortized excess of the purchase price over the underlying net book value of the investee's assets and liabilities at the purchase date, which is comprised of $98 million (2018: $98 million) Goodwill, $2.9 billion (2018: $3.0 billion) in property, plant and equipment and intangibles and $42 million in long-term debt (2018: $52 million).
Pembina has US$2.3 billion in Investments in Equity Accounted Investees that is held by entities whose functional currency is the US dollar. The resulting foreign exchange loss for the year ended December 31, 2019 of $169 million (2018: $295 million gain) has been included in Other Comprehensive Income.
Ruby Impairment
In December 2019, Pembina recognized an impairment charge of $300 million ($220 million net of tax) on its convertible preferred interest in Ruby. The impairment charge was the result of an assessment triggered by upcoming contract expirations in a business environment in the Rockies Basin that remains challenged. The recoverable amount of Ruby was was estimated to be $1.3 billion, calculated using a value in use approach by discounting expected cash flows resulting from Pembina's convertible preferred share interest. Key assumptions that influenced the calculation of the recoverable amount include incremental future contracts (including volumes associated with the Jordan Cove LNG Project being approved and placed in to service), renewals and volumes, future financing within the investment, Pembina's ability to utilize available tax deductions, and the discount rate. Pembina applied a discount rate of 8 percent in calculating the recoverable amount, which was determined using comparable preferred share yields adjusted for the specific risk profile of the investment. If the discount rate used to calculate the impairment was higher by 50 basis points, it would have resulted in an increase to the impairment charge of $80 million ($60 million net of tax). If the discount rate used to calculate the impairment was lower by 50 basis points, it would have resulted in a decrease to the impairment charge of $90 million ($65 million net of tax).
Distributions
Distributions received from equity investments for the year ended December 31, 2019 were $575 million (2018: $622 million) and are included in Operating Activities in the Consolidated Statement of Cash Flows. Distributions from Alliance and Veresen Midstream are subject to satisfying certain financing conditions including a minimum debt service coverage ratio requirement.
Contributions
Contributions made to investments in equity accounted investees for the year ended December 31, 2019 were $206 million (2018: $58 million) and are included in investing activities in the Consolidated Statement of Cash Flows. Contributions were largely related to funding CKPC and expansions at Veresen Midstream.
Summarized Financial Information
Summarized combined financial information of equity accounted investees (presented at 100 percent) is as follows:

For the years ended December 31
($ millions)	2019	2018
Net Income and Comprehensive Income
Revenue	3,114	3,605
Cost of sales	(1,178)	(1,566)
General and administrative expense	(204)	(171)
Depreciation and amortization	(486)	(511)
Finance costs and other	(286)	(308)
Net Income and Comprehensive Income	960	1,049
Net income and Comprehensive Income attributable to Pembina	370	411

As at December 31
($ millions)	2019	2018
Balance Sheet
Current assets	797	838
Non-current assets	11,379	11,667
Current liabilities	802	908
Non-current liabilities	4,985	5,262

Financing Activities
On March 28, 2019, Ruby Pipeline, L.L.C., in which Pembina owns a 50 percent preferred interest, amended the maturity date of its 364-day term loan to March 26, 2020. The term loan will continue to amortize at US$16 million per quarter (US$8 million per quarter net to Pembina), beginning March 2019, until a final bullet payment of US$78 million (US$39 million net to Pembina) is payable March 26, 2020, unless otherwise extended.
On September 26, 2019, Veresen Midstream, successfully amended and extended its senior secured credit facilities, which were originally scheduled to mature on April 20, 2022, to April 20, 2024. Under the terms of the amendment and extension reached with a syndicate of lenders, Veresen Midstream increased its borrowing capacity to $225 million under the revolving credit facility and to $2.6 billion of availability under the term facility. Amortization payments of the term facility are deferred twenty-four months, recommencing again on September 30, 2021.
On December 10, 2019, Alliance Pipeline Limited Partnership amended and extended its revolving credit facility. The maturity date was extended to December 12, 2022, and the supplemental commitments provision was exercised, increasing total borrowing capacity by $100 million to $300 million.
Subsequent to year-end, on February 27, 2020, Canada Kuwait Petrochemical Limited Partnership closed a syndicated senior secured credit agreement consisting of a US$1.7 billion amortizing term facility, and a US$150 million revolving facility, which have been guaranteed equally by the owners through the completion of construction on a several basis. The final maturity date of the term facility and revolving facility is February 27, 2027.